UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2009

Vision-Sciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-20970	13-3430173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Ramland Road South Orangeburg, NY	10962
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (845) 365-0600

__________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14[a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Vision-Sciences, Inc. (the "Company") is filing this Amendment No. 1 on Form 8-K/A to the Company’s Current Report on Form 8-K filed with the United States Securities and Exchange Commission on August 14, 2009, reporting results for fiscal year 2010 first quarter ended June 30, 2009. This Form 8-K/A is being filed to replace the press release filed as Exhibit 99.2, which did not contain the full text of the press release issued on August 14, 2009.  No other changes are being made to the Form 8-K filed on August 14, 2009.

Item 2.02. Results of Operations and Financial Condition.

On August 14, 2009 the Registrant issued two press releases. Exhibit 99.1 of the Form 8-K filed on August 14, 2009 contained one of the press releases and Exhibit 99.2 is the other press release, is attached hereto and incorporated by references herein and replaces Exhibit 99.2 which was attached to the Form 8-K filed on August 14, 2009.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.2    Press release dated August 14, 2009 announcing results for fiscal year 2010 first quarter ended June 30, 2009.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained herein shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Vision-Sciences, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION-SCIENCES, INC.

By:	/s/ Ron Hadani
	Name:	Ron Hadani
	Title:	President and Chief Executive Officer

Date:  August 19, 2009

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